                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             --------------------

                                  FORM 8-K/A

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):     October 29, 1999
                                                     ---------------------


                  COMMUNICATIONS WORLD INTERNATIONAL, INC.
                  ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)

Commission file number:  0-30220

               Colorado                                      84-0917382
---------------------------------------------       ----------------------------
(State or other jurisdiction of incorporation            (I.R.S. Employer
or organization)                                         Identification No.)


7315 South Revere Parkway, Unit 602, Englewood, Colorado             80112
--------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)

                                (303) 721-8200
              --------------------------------------------------
              Registrant's telephone number, including area code

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Communications World International, Inc. on November 11, 1999 solely to add the financial statements of the business acquired as required by Item7 (a) and the pro forma financial information as required by Item 7 (b).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)  Financial Statements of Business Acquired.

            The required financial statements of the business acquired are set forth below.

                        West-Tech Communications Corp.
                             Financial Statements
                               December 31, 1998


                               Table of Contents


Independent Auditors' Report                                     4

Balance Sheet                                                    5

Statement of Operations and Retained Earnings                    6

Statement of Cash Flows                                          7

Notes to Financial Statements                                 8-11

                         Independent Auditors' Report
                         ----------------------------


Stockholder
West-Tech Communications Corp.
Golden, Colorado:


We have audited the accompanying balance sheet of West-Tech Communications Corp., as of December 31, 1998, and the related statement of operations and retained earnings, and cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of West-Tech Communications Corp., as of December 31, 1998, and the results of its operations and cash flow for the year then ended, in conformity with generally accepted accounting principles.



/s/ Levine, Hughes, & Mithuen, Inc.



Englewood, Colorado
November 12, 1999

                        West-Tech Communications Corp.
                                 Balance Sheet
                               December 31, 1998


                                   Assets
                                   ------

Current assets:
    Cash and cash equivalents                                   $   5,580
    Trade accounts receivable                                     188,255
    Inventory                                                      13,325
    Other current assets                                           30,698
                                                                ---------
              Total current assets                                237,858


Property and equipment, net                                        36,408
Other assets                                                        3,130
                                                                ---------
                                                                $ 277,396
                                                                =========


                    Liabilities and Stockholder's Equity
                    ------------------------------------

Current liabilities:
    Trade accounts payable                                      $ 103,369
    Notes payable, maturing within one year                         7,213
    Accrued expenses, deposits and other liabilities               10,554
                                                                ---------
              Total current liabilities                           121,136


Long-term liabilities:
    Notes payable, net of current maturities                       51,392
                                                                ---------
                                                                  172,528
                                                                ---------

Commitments and contingencies (notes 4, 5 and 6)

Stockholder's equity:
    Common stock, no par value, 100 shares authorized,
     issued and outstanding                                         2,000
    Retained earnings                                             102,868
                                                                ---------
              Total stockholder's equity                          104,868
                                                                ---------

                                                                $ 277,396
                                                                =========


     See accountants' audit report and notes to the financial statements.

                        West-Tech Communications Corp.
                 Statement of Operations and Retained Earnings
                     For the Year Ended December 31, 1998




Revenue:
    Direct equipment, installation and service sales              $  1,560,051
    Maintenance contract revenue                                        64,583
    Other income                                                        25,671
                                                                  ------------
                                                                     1,650,305
                                                                  ------------

Costs and expenses:
    Cost of direct equipment, installation and service sales         1,116,007
    Selling, general and administrative                                400,721
    Provision for bad debts                                             17,440
                                                                  ------------
                                                                     1,534,168
                                                                  ------------

Net income                                                        $    116,137
                                                                  ============

Net income                                                        $    116,137
Accumulated deficit beginning of year                                   (7,769)
Shareholder distributions                                               (5,500)
                                                                  ------------
Retained earnings end of year                                     $    102,868
                                                                  ============


Pro forma information (unaudited): (Note 7)
    Net income as reported                                             116,137
    Pro forma charge in lieu of income taxes                            28,543
                                                                  ------------

Pro forma net income                                              $     87,594
                                                                  ============


     See accountants' audit report and notes to the financial statements.

                        West-Tech Communications Corp.
                            Statement of Cash Flows
                     For the Year Ended December 31, 1998


Cash flows from operating activities:
  Net income                                                         $  116,137
  Adjustments to reconcile to net cash provided by
    (used in) operating activities, net of effect of acquisitions:
      Depreciation and amortization                                      11,197
      Provision for bad debts                                            17,440
      Gain on disposal of fixed assets                                  (22,000)
      Changes in operating assets and liabilities:
        Trade accounts receivable                                       (92,211)
        Other assets                                                    (33,828)
        Trade accounts payable                                          (82,633)
        Accrued expenses, deposits and other liabilities                 (4,245)
                                                                     ----------
      Net cash provided by operating activities                         (90,143)
                                                                     ----------

Cash flows from investing activities:

  Cash received from disposal of fixed assets                            22,000
  Capital expenditures                                                  (29,952)
                                                                     ----------
      Net cash used in investing activities                              (7,952)
                                                                     ----------

Cash flows from financing activities:
  Shareholder distributions                                              (5,500)
  Advances from notes payable                                            61,700
  Payments on notes payable                                              (3,095)
                                                                     ----------
      Net cash used financing activities                                 53,105
                                                                     ----------

      Net decrease in cash                                              (44,990)

Cash at beginning of the year                                            50,570
                                                                     ----------

Cash at end of the year                                              $    5,580
                                                                     ==========



Supplemental disclosures of cash flow information:
  Interest paid                                                      $      825


     See accountants' audit report and notes to the financial statements.

                        West-Tech Communications Corp.
                         Notes to Financial Statements

(1)  Summary of Significant Accounting Policies

     Organization and Nature of Operations

     The financial statements presented are those of West-Tech Communications Corp., (the Company). The Company was incorporated under Colorado law in 1986. Its principal executive offices are located at 17301 West Colfax Avenue, Golden, Colorado 80401. The Company is engaged in sales, installation and maintenance of telephone interconnect equipment throughout the metro Denver area.

     Revenue Recognition

     Revenue from direct equipment, installation and service sales is generally recognized upon completion of the installation or upon completion of the service provided by the Company for telephone systems, voice processing products and related peripherals, since most contracts are completed as of a period end. For significant projects not complete as of a period end, a percentage of revenue and expense for the entire project is recognized based on the estimated percentage of completion.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Inventory

     Inventory is valued at the lower of cost (first-in, first-out method) or estimated market value and includes used and replacement stock items.

     Property and Equipment

     Property and equipment are reported at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method for financial reporting purposes. Depreciation and amortization expense at December 31, 1998 was $11,197.

     Upon the disposition of assets, the related cost and accumulated depreciation are removed from the books and the resulting gain or loss is recognized in the year of disposition.

     Allowance for Doubtful Accounts

     Bad debts are provided for using the allowance method based on historical experience and ongoing evaluation of outstanding accounts receivable. Based on the Company's collection experience, management determined no allowance for bad debt was necessary for the year ended December 31, 1998.

                        West-Tech Communications Corp.
                         Notes to Financial Statements

(1)  Summary of Significant Accounting Policies (continued)

     Long-lived Assets

     The Company periodically evaluates the recoverability of its long-lived assets based upon the estimated future cash flows from the related asset. Impairment would be recognized in operations if permanent diminution in value occurs.

     Income Taxes

     The Company has elected under the provisions of the Internal Revenue Code to be an S corporation. Accordingly, in lieu of corporation income taxes the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, the Company has made no such tax provision or recognized a liability for income taxes in the financial statements.

     Statement of Cash Flows

     For purposes of the statement of cash flows, the Company considers all highly liquid instruments with an original maturity of three months or less cash equivalents.

(2)  Property and Equipment

     Property and equipment consists of the following at December 31, 1998:

                                             Estimated
                                            useful life
                                            -----------
     Furniture, fixtures and equipment         3-10          $  55,659
     Vehicles                                   5               13,985
                                                             ---------
                                                                69,644
     Accumulated depreciation                                   33,236
                                                             ---------

     Property and equipment, net                             $  36,408
                                                             =========

(3)  Notes Payable

     Note payable to bank; interest at 8% per annum;
     principal and interest payments of $605 due monthly
     through November, 2003 and all unpaid interest and
     principal due at maturity; scheduled maturity date
     December 2003; collateralized by deed of trust on the
     Shareholder's residence.                                     $   49,829

     Note payable to bank; interest at 9.49% per annum;
     principal and interest payments of $375 due monthly;
     scheduled maturity date February, 2001; collateralized
     by vehicles.                                                      8,776
                                                                  ----------
                                                                      58,605
                                    Less current portion               7,213
                                                                  ----------
                                                                  $   51,392
                                                                  ==========

                        West-Tech Communications Corp.
                        Notes to Financial Statements


(3)  Notes Payable (continued)

     Maturities of long-term debt as of December 31, 1998 are as follows:

       Years ending December 31,
       -------------------------
                1999                                  $    7,213
                2000                                       7,875
                2001                                       4,700
                2002                                       4,296
                2003                                      34,521
                                                      ----------
                                                      $   58,605
                                                      ==========

(4)  Revolving Line of Credit

     The Company entered into a revolving line of credit agreement with a bank in December, 1998. The revolving line of credit permits the Company to borrow up to $20,000. Interest, at the bank's reference rate plus 1.0% per annum, is due monthly (8.75% at December 31, 1998). The revolving line of credit is collateralized by chattel paper, accounts and general intangibles of the Company and matures in May, 2000. At December 31, 1998 there were no outstanding borrowings on the line of credit.

(5)  Commitments

     Operating Leases

     The Company leases its primary office facilities, certain office equipment and a vehicle under non-cancelable operating leases. The facilities lease expires in October, 2001, the equipment lease expires in December, 2002 and the vehicle lease expires in March, 2000. Future minimum lease payments for these operating leases at December 31, 1998 are as follows:


       Years ending December 31,
       -------------------------
                1999                                  $   37,750
                2000                                      33,200
                2001                                      27,250
                2002                                       2,905
                                                      ----------
                                                      $  101,105
                                                      ==========

     Aggregate rental expense was $20,140 for fiscal 1998.

     SEP Plan

     The Company maintains a Simplified Employee Pension Plan (SEP) covering substantially all employees who have completed two years of service. The Company may make discretionary contributions not to exceed 15% of the employee's compensation. The Company made contributions $5,415 to the SEP during fiscal 1998.

                        West-Tech Communications Corp.
                         Notes to Financial Statements


(6)  Certain Risks and Concentrations

     The Company's product sales and services are concentrated in the metro Denver area and the telephone interconnect industry, which is highly competitive and rapidly changing. Significant technological changes in the industry could affect operating results adversely. The Company's inventories include spare parts and components, which are specialized in nature and subject to technological obsolescence.

     At December 31, 1998, one customer accounted for approximately 22% of the Company's total revenue. The Company does not believe the loss of this customer in the near term would have a severe, material impact on the Company's operations.

     At December 31, 1998, one supplier accounted for approximately 54% of the Company's total materials purchases. The Company does not believe the loss of this supplier in the near term would have a severe, material impact on the Company's operations.

(7)  Subsequent Events

     In October, 1999 certain assets of the Company, including the name West-Tech, were sold and certain liabilities were transferred to IAC Acquisition Corporation, a wholly-owned subsidiary of Communications World International, Inc. (CommWorld). The Company received $559,000 in cash and a promissory note in the amount of $370,000. In addition, the Company received 270,000 shares of CommWorld's common stock.

     Pro Forma Change in Lieu of Income Taxes

     Prior to the sale of certain assets of the Company, West-Tech elected S Corporation status for U.S. federal income tax purposes. The tax liability associated with the Company's income during 1998 was the responsibility of its shareholder. To reflect earnings on an after-tax basis, an unaudited pro forma charge in lieu of income taxes has been included in the accompanying Statement of Operations. The provision was computed as if the Company was a C Corporation and responsible for its federal and state income taxes. If the pro forma charge had been included in the provision for income taxes in the accompanying financial statements, the resulting effective rate would approximate the statutory rate in fiscal 1998.

(b)  Pro Forma Financial Information (unaudited)

The following pro forma summary financial information has been prepared giving effect to the acquisition of West-Tech Communications Corp. as if the transaction had taken place at December 31, 1998 for the pro forma condensed consolidated balance sheet and January 1, 1998 for the pro forma condensed consolidated income statements for the year ended December 31, 1998.

The acquisition has been accounted for as a purchase. The carrying values of assets acquired have been estimated to approximate fair market value. Accordingly, no pro forma adjustments to these amounts were made to reflect an allocation of the purchase price.

The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the acquisition been consummated at the foregoing date or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements Communications World International, Inc. (CommWorld), is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the acquisition had occurred at December 31, 1998.

                   Communications World International, Inc.
          Pro Forma Condensed Consolidated Balance Sheet (unaudited)
                                April 30, 1999
                                (in thousands)


                                                        Historical Financial
                                                             Statements
                                                    ------------------------------                                Pro Forma
                                                     April 30,        December 31,                               Consolidated
                                                       1999              1998           Pro Forma                  Financial
                                                    CommWorld          West-Tech        Adjustments                Statement
                                                    ---------         ------------      -----------              ------------
ASSETS
------
Current assets:
 Cash                                                 $    57                $   6           $   (6)     (a)         $    57
 Trade accounts and current portion of
    notes receivable                                    1,353                  188              (19)     (a)           1,523
 Inventories                                              332                   13                                       345
 Other current assets                                      46                   31              (31)     (a)              46
                                                      -------                -----                                   -------
   Total current assets                                 1,788                  238                                     1,971

Property and equipment, net                               264                   36                                       300
Deposits and other assets                                  74                    3               (3)     (a)              74
Deferred tax asset                                      1,006                                                          1,006
Intangible assets, net                                  1,687                    -            1,082      (c)           2,769
                                                      -------                -----                                   -------

     Total                                            $ 4,819                $ 277                                   $ 6,120
                                                      =======                =====                                   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities:
  Trade accounts payable                              $ 1,817                $ 103           $    -                  $ 1,920
  Revolving line of credit                                497                                                            497
  Current portion of notes payable                        766                    7                                       773
  Accrued expenses and other                              375                   11              (11)     (a)             375
                                                      -------                -----                                   -------
   Total current liabilities                            3,455                  121                                     3,565

Notes payable and other                                   428                   51              (51)     (a)           1.357
                                                            -                    -              929      (b)               -
                                                      -------                -----                                   -------
       Total liabilities                                3,883                  172                                     4,922
                                                      -------                -----                                   -------

Stockholders' equity:
   Convertible preferred stock                            586                                                            586
   Common stock                                         7,121                    2               (2)     (a)           7,383
                                                                                                262      (b)
   Additional paid-in capital                             551                                                            551
   Retained earnings (Accumulated deficit)             (7,322)                 103             (103)     (a)          (7,322)
                                                      -------                -----                                   -------
        Total stockholders' equity                        936                  105                                     1,198
                                                      -------                -----                                   -------

                                                      $ 4,819                $ 277                                   $ 6,120
                                                      =======                =====                                   =======


   The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                    Communications World International, Inc.
      Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                       For The Year Ended April, 30 1999
              (in thousands except earnings per share information)

                                                     Historical Financial
                                                          Statements
                                                 ------------------------------                                 Pro Forma
                                                   April 30,       December 31,                                Consolidated
                                                     1999             1998          Pro forma                    Financial
                                                   CommWorld        West-Tech       Adjustments                 Statements
                                                 ------------      -------------    -----------                ------------
Revenue:
 Franchise equipment sales                          $    5,362            $    -                                 $    5,362
 Direct equipment and service sales                      3,505             1,625                                      5,130
 Other revenue                                             283                25                                        308
                                                    ----------            ------                                 ----------
   Total revenue                                         9,150             1,650                                     10,800
                                                    ----------            ------                                 ----------
Costs and expenses:
  Cost of franchise equipment sales                      4,759                 -                                      4,759
  Cost of direct equipment and service                   2,325             1,116                                      3,441
     sales
  Selling, general and administrative                    2,992               401                                      3,393
  Interest Expense                                         254                 -       $     71    (e)                  325
  Other expense                                            171                17             54    (d)                  242
                                                    ----------            ------                                 ----------
                                                        10,501             1,534                                     12,160
                                                    ----------            ------                                 ----------

Income (loss) from continuing operations                (1,351)              116                                     (1,360)

Loss from discontinued operations                         (429)                -                                       (429)
                                                    ----------            ------                                 ----------

Net income (loss)                                       (1,780)              116                                     (1,789)

Cumulative dividend on preferred stock                      48                 -                                         48
                                                    ----------            ------                                 ----------

Net income (loss) applicable to common
 stock                                              $   (1,828)           $  116                                 $   (1,837)
                                                    ==========            ======                                 ==========


Loss per share:
     Loss from continuing operations                     $(.56)                                                       $(.51)
                                                         ======                                                       ======
     Net Loss                                            $(.76)                                                       $(.69)
                                                         ======                                                       ======

Weighted average number of common shares
 outstanding                                          2,409,816                         270,000    (f)             2,679,816

   The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                   Communications World International, Inc.
         Notes to Pro Forma Condensed Financial Statements (unaudited)
                                April, 30 1999

On October 29, 1999 Communications World International, Inc. (CommWorld) acquired the operations of West-Tech Communications Corp. (West-Tech) and certain assets net of liabilities assumed for $1,190,523. The purchase price was comprised of cash of $558,947, notes from CommWorld of $370,000 and 270,000 shares of CommWorld common stock. Included in the cash portion of the purchase price was $138,947 representing the difference between accounts receivable purchased and accounts payable assumed.

(a)  Reduction for cash, receivables, other assets and liabilities not acquired.

(b) Recording the stock issued and the notes issued in connection with the acquisition.

(c) Recognition of the excess of the purchase price over the net assets acquired (goodwill).

(d)  Amortization of goodwill over a period of 20 years.

(e)  Accrued interest on acquisition debt.

(f) Common share issued as part of the acquisition are assumed to be issued and outstanding at the beginning of the pro forma period presented. The fully diluted weighted average common shares outstanding and the fully diluted loss per share are not presented, as the effect would be anti-dilutive.

The following pro forma summary financial information has been prepared giving effect to the acquisition of West-Tech Communications Corp. as if the transaction had taken place at May 1, 1998 for the pro forma condensed consolidated income statements for the twelve months ended April 30, 1999.

The pro forma financial information is not necessarily indicative of the results of operations which would have been attained had the acquisition been consummated at the foregoing date or which may be attained in the future.

                   Communications World International, Inc.
     Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                       For the Year Ended April, 30 1999
             (in thousands except earnings per share information)


                                                  Historical        Pro Forma
                                                  Financial         Financial
                                                  Statement         Statement                                    Pro Forma
                                                   April 30,         April 30,                                  Consolidated
                                                     1999              1999         Pro forma                    Financial
                                                  CommWorld         West-Tech      Adjustments                  Statements
                                                  ---------         ---------      -----------                  ----------
Revenue:
   Franchise equipment sales                        $    5,362            $    -                                  $    5,362
   Direct equipment and service sales                    3,505             1,617                                       5,122
   Other revenue                                           283                 -                                         283
                                                    ----------            ------                                  ----------
        Total revenue                                    9,150             1,617                                      10,767
                                                    ----------            ------                                  ----------

Costs and expenses:
    Cost of franchise equipment sales                    4,759                 -                                       4,759
    Cost of direct equipment and service sales           2,325             1,162                                       3,487
    Selling, general and administrative                  2,992               360                                       3,352
    Interest Expense                                       254                 1        $     71    (a)                  326
    Other expense                                          171                 -              54    (b)                  225
                                                    ----------            ------                                  ----------
                                                        10,501             1,523                                      12,149
                                                    ----------            ------                                  ----------

Income (loss) from continuing operations                (1,351)               95                                      (1,382)

Loss from discontinued operations                         (429)                -                                        (429)
                                                    ----------            ------                                  ----------

Net income (loss)                                       (1,780)               95                                      (1,811)

Cumulative dividend on preferred stock                      48                 -                                          48
                                                    ----------            ------                                  ----------

Net income (loss) applicable to common  stock
                                                       ($1,828)           $   95
                                                    ==========            ======                                  $   (1,859)
                                                                                                                  ==========

Loss per share:
          Loss from continuing operations           $     (.56)                                                   $     (.52)
                                                    ==========                                                    ==========
          Net Loss                                  $     (.76)                                                   $     (.69)
                                                    ==========                                                    ==========

Weighted average number of common shares
outstanding                                          2,409,816                           270,000    (c)              2,679,816

Pro forma adjustments:

(a)  Accrued interest on acquisition debt.

(b)  Amortization of goodwill over a period of 20 years.

(c) Common share issued as part of the acquisition are assumed to be issued and outstanding at the beginning of the pro forma period presented. The fully diluted weighted average common shares outstanding and the fully diluted loss per share are not presented, as the effect would be anti-dilutive.

The following pro forma summary financial information has been prepared giving effect to the acquisition of West-Tech Communications Corp. as if the transaction had taken place at May 1, 1999 for the pro forma condensed consolidated income statements for the six months ended October 31, 1999.

The pro forma financial information is not necessarily indicative of the results of operations which would have been attained had the acquisition been consummated at the foregoing date or which may be attained in the future.

The balance sheet effect of the acquisition has been included in the financial statements of CommWorld for its second quarter ended October 31, 1999 in its Form 10-QSB.

                    Communications World International, Inc.
      Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                   For The Six Months Ended October 31, 1999
              (in thousands except earnings per share information)


                                                     Historical Financial
                                                          Statements                                         Pro Forma
                                                   -----------------------------
                                                   October 31,       October 31,                            Consolidated
                                                      1999              1999         Pro forma                Financial
                                                   CommWorld         West-Tech      Adjustments              Statements
                                                   ---------         ---------      -----------              ----------
Revenue:
   Franchise equipment sales                        $    2,622            $    -                                 $    2,622
   Direct equipment and service sales                    4,134             1,151                                      5,285
   Other revenue                                           204                 -                                        204
                                                    ----------            ------                                 ----------
        Total revenue                                    6,960             1,151                                      8,111
                                                    ----------            ------                                 ----------

Costs and expenses:
    Cost of franchise equipment sales                    2,383                 -                                      2,383
    Cost of direct equipment and service sales           2,674               836                                      3,510
    Selling, general and administrative                  1,999               212                                      2,211
    Interest Expense                                       124                 -        $    35     (a)                 159
    Other expense                                          104                 -             27     (b)                 131
                                                    ----------            ------                                 ----------
                                                         7,284             1,048                                      8,394
                                                    ----------            ------                                 ----------

Income (loss) from operations                             (324)              103                                       (283)

Income tax benefit                                           -                 -                                          -
                                                    ----------            ------                                 ----------

Net income (loss)                                   $     (324)           $  103                                 $     (283)
                                                    ==========            ======                                 ==========

Loss per share:
          Net Loss                                  $     (.05)                                                  $     (.04)
                                                    ==========                                                   ==========

Weighted average number of common shares
outstanding                                          6,734,900                          270,000     (c)             7,004,900

Pro forma adjustments:

(a)  Accrued interest on acquisition debt.

(b)  Amortization of goodwill over a period of 20 years.

(c) Common share issued as part of the acquisition are assumed to be issued and outstanding at the beginning of the pro forma period presented. The fully diluted weighted average common shares outstanding and the fully diluted loss per share are not presented, as the effect would be anti-dilutive.

(c)  Exhibits

     2.1 Merger Agreement by and among IAC Acquisition Corporation, West-Tech Communications Corp., and Dave Clappisi filed as Exhibit 2 (g) to Registration Statement on Form 10-SB/A (File No. 0-30220) is incorporated herein by reference.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Communications World International, Inc.
                                    ----------------------------------------
                                    (Registrant)


Date: January 7, 2000               /s/ James M. Ciccarelli
      ---------------               ----------------------------------------
                                    James M. Ciccarelli, Chief Executive Officer